UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On May 6, 2015, MarkWest Energy Partners, L.P. (the “Partnership”) announced its consolidated financial results for the three months ended March 31, 2015.  A copy of the Partnership’s earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The earnings release furnished with this Current Report on Form 8-K utilizes the Non-GAAP financial measures of Distributable Cash Flow (“DCF”), Adjusted EBITDA, and Net Operating Margin. DCF, Adjusted EBITDA and Net Operating Margin are non-GAAP Financial Measures, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to DCF and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income from operations.  In general, the Partnership defines DCF as net income (loss) adjusted for (i) depreciation, amortization,  and other non-cash operating expenses; (ii) amortization of deferred financing costs and debt discount; (iii) loss on redemption of debt, net of tax benefit; (iv) impairment of unconsolidated affiliates; (v) gain on sale of unconsolidated affiliate; (vi) impairment expense; (vii) (earnings) loss from unconsolidated affiliates; (viii) distributions from (contributions to) unconsolidated affiliates (net of affiliates’ growth capital expenditures); (ix) non-cash compensation expense; (x) unrealized gain (loss) on derivative instruments; (xi) loss (gain) on the sale or disposal of property, plant and equipment (“PP&E”) (xii) deferred income tax expense (benefit); (xiii) cash adjustments for non-controlling interest of consolidated subsidiaries; (xiv) revenue deferral adjustment; (xv) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xvi) maintenance capital expenditures. The Partnership defines Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization,  and other non-cash operating expenses; (ii) interest expense; (iii) amortization of deferred financing costs and debt discount; (iv) loss on redemption of debt; (v) loss (gain) on the sale or disposal of PP&E; (vi) impairment of unconsolidated affiliates; (vii) gain on sale of unconsolidated affiliate; (viii) impairment expense; (ix) non-cash derivative activity; (x) non-cash compensation expense; (xi) provision for income tax (benefit); (xii) adjustments for cash flow from unconsolidated affiliates; and (xiii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period.  In general, the Partnership defines Net Operating Margin as segment revenue, excluding any derivative gain (loss), less purchased product costs excluding any derivative gain (loss).

DCF is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. The Partnership believes DCF is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, DCF is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on DCF and cash distributions paid to unitholders.

Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, the Partnership believes Adjusted EBITDA provides useful information to investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures.

Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting.

ITEM 7.01. Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On May 6, 2015, the Partnership posted on its website an earnings call presentation that will be used in the earnings call.  Interested parties will be able to view the materials presented on the earnings call at our website, www.markwest.com.

Cautionary Statements

This filing includes “forward-looking statements.”  The statements included in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended. These forward-looking statements (which in many instances can be identified by words like “may,” “will,” “should,” “expects,” “plans,” “believes,” and other comparable words) are based on the Partnership’s current expectations and beliefs concerning future developments and their potential effects on the Partnership, but are not guarantees of future performance, and involve risks and uncertainties. You are cautioned not to place undue reliance on forward-looking statements, as many of these factors are beyond our ability to control or predict, and which speak only as of the date hereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. You are urged to carefully review and consider the cautionary statements and other disclosures made in the Partnership’s Annual Report on Form 10-K for fiscal year 2014, including under the heading “Risk Factors,” which identify and discuss significant risks, uncertainties, and various other factors that could cause actual results to vary significantly from those expected or implied in the forward-looking statements.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 6, 2015, reporting financial results for the three months ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: May 6, 2015	By:	/s/ NANCY K. BUESE
Nancy K. Buese Executive Vice President and Chief Financial Officer